Convertible Loans (Tables)	3 Months Ended
Jan. 31, 2026
Convertible Loans [Abstract]
Schedule of Fair Value of the Promissory Notes	The Company records the carrying amount as fair value of the instrument under IFRS 13 and fair value is based on the fair value of the shares that the noteholder would receive if conversion occurred on the reporting date, adjusted for credit risk, non-performance risk, and contractual settlement terms.
Convertible loans

Balance, October 31, 2024	$-
Proceeds received from issuance of convertible loans	2,250,000
Finance expenses	209,196
Issuance of shares upon conversion of convertible loans	(699,130)
Balance, October 31, 2025	$1,760,066
Finance expenses	50,469
Issuance of shares upon conversion of convertible loans	(1,810,535)
Balance, January 31, 2026	$-